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                                                                    EXHIBIT 23.2


                  INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS CONSENT


The Board of Directors
Dollar Tree Stores, Inc.:

We consent to the use of our report incorporated herein by reference and to the references to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.

                                       /s/ KPMG Peat Marwick LLP




Norfolk, Virginia
March 4, 1998